UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23468

American Funds Global Insight Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Gregory F. Niland

American Funds Global Insight Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Global Insight FundSM Annual report for the year ended October 31, 2020

Pursue a prudent
growth approach
on a global stage

American Funds Global Insight Fund seeks to provide you with prudent growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-3 shares at net asset value. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2020 (the most recent calendar quarter-end):

Class F-3 shares*	1 year	5 years	Lifetime (since 4/1/11)

	11.91%	11.61%	8.83%

*	The fund was organized for the purpose of effecting the reorganization of Capital Group Global Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for Class F-3 shares is that of the predecessor fund.

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.61% for Class F-3 shares as of the prospectus dated January 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund began investment operations on April 1, 2011, but was only available to a limited number of investors. Now available on the American Funds platform, the reorganized fund has adopted the results and financial history of the original fund.

The investment adviser is currently reimbursing a portion of other expenses for Class F-3 shares so that total expenses do not exceed 0.65%. This reimbursement will be in effect through at least January 1, 2024, without which the results would have been lower and net expense ratios higher. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

9	Financial statements

31	Board of trustees and other officers

Fellow investors:

In a volatile period characterized by a global pandemic, the American Funds Global Insight Fund generated solid results, returning 5.04% — slightly outpacing its primary benchmark, the MSCI World Index, which returned 4.36%, for the fiscal year ended October 31, 2020.

Mixed returns during volatility

The past fiscal year has been particularly volatile in global equity markets, as countries managed their response to the novel coronavirus pandemic. Broadly, stock markets gained in the last quarter of 2019; however, the first quarter of 2020 experienced disconnects and adjustments as countries responded to the spread of COVID-19.

International markets were the first hit as equities began to sell off in January and February. While U.S. markets continued to post record gains in those months, the wave struck hardest in March, with equities around the world seeing one of their worst quarters in decades. In the U.S., stocks experienced a sudden and severe reversal in mid-March, resulting in their worst quarter since the 2008-09 financial crisis. The Standard & Poor’s 500 Composite Index (S&P 500), a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, saw its third largest one-day percentage drop of nearly 12% on Monday, March 16.

By the second quarter, markets reversed their trajectory, driven by broad-reaching stimulus efforts focused on easing the economic impact of the pandemic. European markets saw strong quarterly gains. Equities in Asia picked up as well, also helped by signs of increased containment of the virus in Japan, China and Hong Kong. In the U.S., the S&P 500 had its highest quarterly return since 1998, despite a late-in-the-quarter bout of market volatility as COVID-19 cases spiked once more.

Into the second half of the year, markets around the world continued their upward trajectory in the U.S. and China, but more modestly in North America, Europe and elsewhere in Asia. U.S. markets completed a full reversal of first-quarter losses, soaring over 60% between the market low

Results at a glance

(for periods ended October 31, 2020, with all distributions reinvested)

	Cumulative total returns	Average annual total returns
	1 year	5 years	Lifetime (since 4/1/11)

American Funds Global Insight Fund* (Class F-3 shares)	5.04%	9.43%	8.36%
MSCI World Index†	4.36	8.13	7.89

*	The fund was organized for the purpose of effecting the reorganization of Capital Group Global Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for Class F-3 shares is that of the predecessor fund.
†	MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed market country indexes, including the United States. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. Source: MSCI.

American Funds Global Insight Fund	1

at the end of March and early September, but results were tempered as investors turned their attentions to the upcoming presidential election.

European markets were lifted by signs of improving economic activity as corona-virus-related restrictions were loosened in many countries; however, concerns over a second wave of infections tempered gains by the end of the quarter.

Markets in Asia were a mixed bag. Stocks rose in Japan and modestly in Hong Kong as economic weakness continued and geopolitical tensions escalated, respectively. Stocks in China rose on strong economic data, as the country’s pandemic recovery accelerated and in spite of rising geopolitical tensions with the U.S., Europe and India.

Inside the portfolio

For the trailing 12 months, global markets have seen significant dislocations and volatility driven by the range of responses to the coronavirus pandemic.

The strategy seeks to provide a smoother return profile over the full market cycle, targeting less volatility and better downside capture than the market by focusing on companies with the potential for long-term growth and resilience to market declines.

The fund has achieved its goal, providing some downside protection during the market’s abrupt sell off early in the first quarter. In line with this position, however, the fund lagged its benchmark as markets were on the upswing between April and August.

For the fiscal year, holdings in the information technology and health care sectors were top contributors, led by ASML, Broadcom and Taiwan Semiconductor Manufacturing Co. (TSMC).

On a relative basis, the strategy benefited from lower exposure than the index and stock selection to sectors such as financials and energy, which were particularly hard hit during the ongoing bouts of volatility.

On the other hand, exposure to sectors meant to help avoid volatility such as consumer staples and industrials weighed on the fund. In particular, while cash positions were the primary driver for the strategy’s lower volatility during the market correction, the fund trailed the market during its mid-year upswing.

Looking ahead

The outlook for the remainder of 2020 and into 2021 are cloudy at best. The International Monetary Fund (IMF) has downgraded its global economic forecast and warned of a long, slow recovery that is “likely to be long, uneven, and highly uncertain.” That being said, the organization’s October statement revised its June outlook, predicting the economy will contract by 4.4% versus its earlier statement of 4.9%.

Recent news of a promising COVID-19 vaccine from Pfizer and BioNTech have recently buoyed markets, meanwhile ongoing geopolitical tensions and the state of the U.S. presidential election are likely to incite ongoing volatility.

As always, we appreciate your continued support and long-term investment perspective.

Cordially,

John S. Armour
President

December 10, 2020

For current information about the fund, visit capitalgroup.com.

2	American Funds Global Insight Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period April 1, 2011, to October 31, 2020, with all distributions reinvested)

Fund results shown are for Class F-3 shares. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	Includes reinvested dividends and capital gain distributions for Class F-3 shares.
[2]	MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed market country indexes, including the United States. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. Source: MSCI.

Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2020)*

	1 year	5 years	Lifetime

American Funds Global Insight Fund	5.04%	9.43%	8.36%

*	Assumes reinvestment of all distributions.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

American Funds Global Insight Fund	3

Investment portfolio October 31, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	45.67%
Eurozone*	15.82
Japan	6.03
United Kingdom	5.47
Switzerland	3.70
Denmark	3.54
Hong Kong	2.94
Taiwan	2.69
China	1.69
Other countries	3.23
Short-term securities & other assets less liabilities	9.22

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 89.26%	Shares	Value (000)
Information technology 19.25%
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	283,220	$23,754
ASML Holding NV1	50,970	18,530
Broadcom Inc.	52,273	18,276
Apple Inc.	141,576	15,412
Visa Inc., Class A	81,070	14,731
Microsoft Corp.	66,600	13,485
Keyence Corp.[1]	22,360	10,140
GoDaddy Inc., Class A2	130,900	9,260
SAP SE1	70,476	7,511
KLA Corp.	35,900	7,079
Hamamatsu Photonics KK1	106,600	5,320
Intel Corp.	106,700	4,725
Fidelity National Information Services, Inc.	33,583	4,184
Jack Henry & Associates, Inc.	25,916	3,842
ServiceNow, Inc.[2]	6,500	3,234
Trimble Inc.[2]	47,000	2,262
OBIC Co., Ltd.[1]	11,200	1,989
Cree, Inc.[2]	28,000	1,781
Global Payments Inc.	10,500	1,656
Murata Manufacturing Co., Ltd.[1]	22,800	1,581
Adobe Inc.[2]	2,430	1,086
		169,838

Health care 13.74%
AstraZeneca PLC[1]	146,685	14,765
Novo Nordisk A/S, Class B1	217,615	13,917
Seagen Inc.[2]	75,480	12,590
UnitedHealth Group Inc.	38,590	11,775
Abbott Laboratories	98,500	10,353
Koninklijke Philips NV (EUR denominated)[1,2]	153,095	7,112

4	American Funds Global Insight Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Koninklijke Philips NV2	24,180	$1,125
Danaher Corp.	35,200	8,080
Merck & Co., Inc.	75,200	5,656
Genmab A/S1,2	15,005	5,004
Gilead Sciences, Inc.	82,171	4,778
BeiGene, Ltd. (ADR)[2]	15,400	4,567
Terumo Corp.[1]	88,900	3,276
Johnson & Johnson	23,100	3,167
Eli Lilly and Company	20,375	2,658
Anthem, Inc.	8,100	2,210
Grifols, SA, Class B (ADR)	115,200	1,956
Vertex Pharmaceuticals Inc.[2]	7,400	1,542
Baxter International Inc.	18,000	1,396
Edwards Lifesciences Corp.[2]	16,466	1,181
Shionogi & Co., Ltd.[1]	23,900	1,128
Neurocrine Biosciences, Inc.[2]	11,000	1,085
Straumann Holding AG1	761	794
Cigna Corp.	4,236	707
Galapagos NV1,2	3,215	380
		121,202

Financials 11.61%
AIA Group Ltd.[1]	1,650,600	15,567
JPMorgan Chase & Co.	93,140	9,131
Intercontinental Exchange, Inc.	93,035	8,782
Citizens Financial Group, Inc.	297,967	8,120
Moody’s Corp.	29,600	7,782
Aon PLC, Class A	37,600	6,919
CME Group Inc., Class A	42,800	6,451
Marsh & McLennan Companies, Inc.	47,255	4,889
London Stock Exchange Group PLC[1]	43,600	4,677
DNB ASA[1,2]	287,819	3,888
UBS Group AG1	314,425	3,646
MSCI Inc.	9,300	3,254
State Street Corp.	47,153	2,777
RenaissanceRe Holdings Ltd.	13,900	2,248
Chubb Ltd.	16,270	2,114
Truist Financial Corp.	49,800	2,098
Deutsche Boerse AG1	12,913	1,901
HDFC Bank Ltd. (ADR)[2]	32,000	1,838
Nasdaq, Inc.	12,512	1,514
PNC Financial Services Group, Inc.	13,300	1,488
First Republic Bank	8,200	1,034
Banco Bilbao Vizcaya Argentaria, SA1	310,000	893
KBC Groep NV1	16,015	792
Svenska Handelsbanken AB, Class A1,2	75,625	613
		102,416

Industrials 10.10%
Safran SA1,2	114,912	12,211
ABB Ltd[1]	357,175	8,661
Airbus SE, non-registered shares[1,2]	103,729	7,619
Honeywell International Inc.	45,400	7,489
Northrop Grumman Corp.	23,900	6,927
SMC Corp.[1]	13,100	6,917
AMETEK, Inc.	67,506	6,629
CSX Corp.	77,400	6,110
Ryanair Holdings PLC (ADR)[2]	56,300	4,538
Westinghouse Air Brake Technologies Corp.	58,100	3,445
TransDigm Group Inc.	6,530	3,117
Waste Connections, Inc.	28,555	2,836
DSV Panalpina A/S1	14,863	2,408
HEICO Corp., Class A	12,900	1,206
HEICO Corp.	10,100	1,061
Jardine Matheson Holdings Ltd.[1]	47,200	2,100

American Funds Global Insight Fund	5

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
MTU Aero Engines AG1	10,177	$1,738
DKSH Holding AG1	24,370	1,567
Norfolk Southern Corp.	4,888	1,022
Union Pacific Corp.	4,300	762
BWX Technologies, Inc.	13,500	743
		89,106

Consumer staples 9.82%
Reckitt Benckiser Group PLC[1]	140,000	12,336
Nestlé SA1	89,023	10,002
Carlsberg A/S, Class B1	77,868	9,862
Costco Wholesale Corp.	24,150	8,637
L’Oréal SA, non-registered shares[1]	23,043	7,463
Philip Morris International Inc.	86,165	6,119
British American Tobacco PLC[1]	191,400	6,081
Anheuser-Busch InBev SA/NV1	106,403	5,525
Danone SA1	79,960	4,420
Pernod Ricard SA1	26,235	4,234
Diageo PLC[1]	100,100	3,238
Unilever PLC[1]	49,200	2,805
Mondelez International, Inc.	41,800	2,220
Estée Lauder Companies Inc., Class A	8,800	1,933
Uni-Charm Corp.[1]	37,500	1,741
		86,616

Communication services 8.07%
Tencent Holdings Ltd.[1]	162,800	12,488
Activision Blizzard, Inc.	138,920	10,520
Comcast Corp., Class A	202,148	8,539
Alphabet Inc., Class A2	3,295	5,325
Alphabet Inc., Class C2	1,564	2,535
Charter Communications, Inc., Class A2	8,527	5,149
América Móvil, SAB de CV, Series L (ADR)	409,800	4,885
Koninklijke KPN NV1	1,681,263	4,544
Facebook, Inc., Class A2	15,100	3,973
Electronic Arts Inc.[2]	26,000	3,115
Vodafone Group PLC[1]	2,013,600	2,690
China Tower Corp. Ltd., Class H1	15,720,000	2,455
SoftBank Group Corp.[1]	35,680	2,345
Adevinta ASA[1,2]	105,537	1,632
Nippon Telegraph and Telephone Corp.[1]	44,800	946
		71,141

Consumer discretionary 7.33%
Amazon.com, Inc.[2]	3,067	9,312
EssilorLuxottica[1,2]	63,958	7,924
Royal Caribbean Cruises Ltd.	116,650	6,581
Cie. Financière Richemont SA, Class A1	91,423	5,727
Kering SA1	7,967	4,820
Hilton Worldwide Holdings Inc.	51,900	4,557
YUM! Brands, Inc.	45,200	4,219
LVMH Moët Hennessy-Louis Vuitton SE1	8,577	4,027
Hermès International[1]	3,917	3,650
NIKE, Inc., Class B	19,000	2,282
Flutter Entertainment PLC (EUR denominated)[1]	12,671	2,208
Nitori Holdings Co., Ltd.[1]	9,800	2,022
VF Corp.	29,500	1,982
Las Vegas Sands Corp.	33,600	1,615
adidas AG1,2	5,193	1,543
Suzuki Motor Corp.[1]	34,400	1,481
Prosus NV (ADR)	34,282	686
		64,636

6	American Funds Global Insight Fund

Common stocks (continued)	Shares	Value (000)
Materials 2.87%
Shin-Etsu Chemical Co., Ltd.[1]	62,800	$8,403
Asahi Kasei Corp.[1]	675,000	5,862
Air Products and Chemicals, Inc.	9,900	2,735
Givaudan SA1	555	2,259
Air Liquide SA, non-registered shares[1]	13,143	1,924
Rio Tinto PLC[1]	29,642	1,680
Linde PLC	7,145	1,574
Barrick Gold Corp.	34,200	914
		25,351

Real estate 2.40%
American Tower Corp. REIT	30,200	6,936
Crown Castle International Corp. REIT	36,275	5,666
Equinix, Inc. REIT	6,600	4,826
Link Real Estate Investment Trust REIT[1]	485,600	3,708
		21,136

Utilities 2.28%
Enel SpA[1]	1,242,553	9,896
AES Corp.	195,800	3,818
Iberdrola, SA, non-registered shares[1]	284,528	3,357
Sempra Energy	14,015	1,757
Engie SA1,2	103,953	1,260
		20,088

Energy 1.79%
Chevron Corp.	97,284	6,761
Total SE1	117,176	3,548
TC Energy Corp. (CAD denominated)	64,600	2,543
ConocoPhillips	70,341	2,013
Enbridge Inc. (CAD denominated)	34,400	948
		15,813

Total common stocks (cost: $539,827,000)		787,343

Preferred securities 1.52%

Information technology 0.75%
Samsung Electronics Co., Ltd., preferred shares (GDR)[1]	5,883	6,617

Consumer discretionary 0.52%
Hyundai Motor Co., Series 2, preferred shares (GDR)[1,3]	130,400	4,625

Health care 0.25%
Sartorius AG, nonvoting preferred, non-registered shares[1]	5,148	2,178

Total preferred securities (cost: $12,100,000)		13,420

Short-term securities 9.24%

Money market investments 4.70%
Capital Group Central Cash Fund 0.11%[4,5]	414,331	41,437

American Funds Global Insight Fund	7

Short-term securities (continued)	Principal amount (000)	Value (000)
Commercial paper 4.54%
BNG Bank NV 0.12% due 11/17/2020[3]	$15,000	$14,999
KfW 0.12% due 11/19/2020[3]	15,000	14,999
Nederlandse Waterschapsbank NV 0.01% due 11/19/2020[3]	10,100	10,100
		40,098

Total short-term securities (cost: $81,527,000)		81,535

Total investment securities 100.02% (cost: $633,454,000)		882,298
Other assets less liabilities (0.02)%		(183)

Net assets 100.00%		$882,115

Investments in affiliates5

	Value of affiliate at 11/1/2019 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 10/31/2020 (000)	Dividend income (000)
Short-term securities 4.70%
Money market investments 4.70%
Capital Group Central Cash Fund 0.11%[4]	$38,941	$237,500	$234,997	$(10)	$3	$41,437	$300

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $350,171,000, which represented 39.70% of the net assets of the fund. This amount includes $345,546,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,723,000, which represented 5.07% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 10/31/2020.
[5]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GDR = Global Depositary Receipts

See notes to financial statements.

8	American Funds Global Insight Fund

Financial statements

Statement of assets and liabilities
at October 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $592,025)	$840,861
Affiliated issuers (cost: $41,429)	41,437		$882,298
Cash			47
Cash denominated in currencies other than U.S. dollars (cost: $32)			32
Receivables for:
Sales of investments	619
Sales of fund’s shares	3,898
Dividends	1,333
Securities lending income	—	*
Other	19		5,869
			888,246
Liabilities:
Payables for:
Purchases of investments	4,336
Repurchases of fund’s shares	1,223
Investment advisory services	402
Services provided by related parties	102
Trustees’ deferred compensation	14
Other	54		6,131
Net assets at October 31, 2020			$882,115

Net assets consist of:
Capital paid in on shares of beneficial interest			$630,442
Total distributable earnings			251,673
Net assets at October 31, 2020			$882,115

*	Amount less than one thousand.

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (52,481 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$36,962	2,206	$16.75
Class C	2,104	126	16.66
Class T	10	1	16.77
Class F-1	983	59	16.76
Class F-2	38,802	2,309	16.80
Class F-3	799,673	47,565	16.81
Class 529-A	1,937	116	16.75
Class 529-C	301	18	16.66
Class 529-E	35	2	16.73
Class 529-T	10	1	16.77
Class 529-F-1	10	1	16.79
Class 529-F-2	607	36	16.75
Class 529-F-3	10	1	16.75
Class R-1	24	1	16.80
Class R-2	39	2	16.75
Class R-2E	10	1	16.81
Class R-3	66	4	16.76
Class R-4	18	1	16.80
Class R-5E	11	1	16.81
Class R-5	53	3	16.81
Class R-6	450	27	16.81

See notes to financial statements.

American Funds Global Insight Fund	9

Financial statements (continued)

Statement of operations
for the year ended October 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $657; also includes $300 from affiliates)	$13,314
Interest	145
Securities lending income (net of fees)	— *	$13,459
Fees and expenses†:
Investment advisory services	4,071
Distribution services	72
Transfer agent services	105
Administrative services	235
Reports to shareholders	13
Registration statement and prospectus	282
Trustees’ compensation	55
Auditing and legal	72
Custodian	45
Other	3
Total fees and expenses before reimbursement	4,953
Less transfer agent services reimbursement	— *
Total fees and expenses after reimbursement		4,953
Net investment income		8,506

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments:
Unaffiliated issuers	(1,667)
Affiliated issuers	(10)
Currency transactions	(108)	(1,785)
Net unrealized appreciation on:
Investments:
Unaffiliated issuers	34,118
Affiliated issuers	3
Currency translations	22	34,143
Net realized loss and unrealized appreciation		32,358

Net increase in net assets resulting from operations		$40,864

*	Amount less than one thousand.
†	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

10	American Funds Global Insight Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2020	2019
Operations:
Net investment income	$8,506	$9,121
Net realized (loss) gain	(1,785)	9,846
Net unrealized appreciation	34,143	84,109
Net increase in net assets resulting from operations	40,864	103,076

Distributions paid to shareholders	(20,860)	(33,488)

Net capital share transactions	160,568	65,035

Total increase in net assets	180,572	134,623

Net assets:
Beginning of year	701,543	566,920
End of year	$882,115	$701,543

See notes to financial statements.

American Funds Global Insight Fund	11

Notes to financial statements

1. Organization

American Funds Global Insight Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. On September 16, 2019, the fund’s board approved the reorganization of Capital Group Global Equity Fund (the “predecessor fund”) into American Funds Global Insight Fund, a new Delaware statutory trust. On November 8, 2019, the fund acquired the assets and assumed the liabilities of the predecessor fund through which the legacy share class (“Class M”) of the predecessor fund was closed and all existing shares were converted to Class F-3 shares. The fund’s fiscal year ends on October 31. The fund seeks to provide prudent growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 and Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

12	American Funds Global Insight Fund

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

American Funds Global Insight Fund	13

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$124,767	$45,071	$—	$169,838
Health care	74,826	46,376	—	121,202
Financials	70,439	31,977	—	102,416
Industrials	45,885	43,221	—	89,106
Consumer staples	18,909	67,707	—	86,616
Communication services	44,041	27,100	—	71,141
Consumer discretionary	31,234	33,402	—	64,636
Materials	5,223	20,128	—	25,351
Real estate	17,428	3,708	—	21,136
Utilities	5,575	14,513	—	20,088
Energy	12,265	3,548	—	15,813
Preferred securities	—	13,420	—	13,420
Short-term securities	41,437	40,098	—	81,535
Total	$492,029	$390,269	$—	$882,298

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in

14	American Funds Global Insight Fund

response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2020, the fund did not have any securities out on loan.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its

American Funds Global Insight Fund	15

contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2020, the fund recognized $166,000 in reclaims related to European court rulings, net of fees, which is included in dividend income in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2020, the fund reclassified $260,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$6,586
Capital loss carryforward[1]	(3,201)
Gross unrealized appreciation on investments	264,124
Gross unrealized depreciation on investments	(15,840)
Net unrealized appreciation on investments	248,284
Cost of investments	634,014

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

16	American Funds Global Insight Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2020						Year ended October 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class A2	$—	[3]	$—	[3]	$—	[3]
Class C2	—	[3]	—	[3]	—	[3]
Class M4							$6,901	$26,587	$33,488
Class T2	—	[3]	—	[3]	—	[3]
Class F-1[2]	—	[3]	—	[3]	—	[3]
Class F-2[2]	—	[3]	—	[3]	—	[3]
Class F-3[4]	11,339		9,517		20,856
Class 529-A2	—	[3]	1		1
Class 529-C2	—	[3]	1		1
Class 529-E2	—	[3]	—	[3]	—	[3]
Class 529-T2	—	[3]	—	[3]	—	[3]
Class 529-F-1[2]	—	[3]	—	[3]	—	[3]
Class 529-F-2[5]	—		—		—
Class 529-F-3[5]	—		—		—
Class R-1[2]	—	[3]	—	[3]	—	[3]
Class R-2[2]	—	[3]	—	[3]	—	[3]
Class R-2E2	—	[3]	—	[3]	—	[3]
Class R-3[2]	—	[3]	—	[3]	—	[3]
Class R-4[2]	—	[3]	—	[3]	—	[3]
Class R-5E2	—	[3]	—	[3]	—	[3]
Class R-5[2]	1		—	[3]	1
Class R-6[2]	1		—	[3]	1
Total	$11,341		$9,519		$20,860		$6,901	$26,587	$33,488

[2]	This share class began investment operations on November 8, 2019.
[3]	Amount less than one thousand.
[4]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[5]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.520% of daily net assets. For the year ended October 31, 2020, the investment advisory services fee was $4,071,000.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into

American Funds Global Insight Fund	17

agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2020, unreimbursed expenses subject to reimbursement totaled $36,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2020, CRMC reimbursed transfer agent services fees of less than $1,000 for various share classes, which CRMC does not intend to recoup.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	American Funds Global Insight Fund

For the year ended October 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A1	$58		$18		$6		Not applicable
Class C1	8		1		—	[2]	Not applicable
Class T1	—		—	[2]	—	[2]	Not applicable
Class F-1[1]	1		1		—	[2]	Not applicable
Class F-2[1]	Not applicable		11		5		Not applicable
Class F-3[3]	Not applicable		73		223		Not applicable
Class 529-A1	4		1		1		$1
Class 529-C1	1		—	[2]	—	[2]	—	[2]
Class 529-E1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-T1	—		—	[2]	—	[2]	—	[2]
Class 529-F-1[1]	—		—	[2]	—	[2]	—	[2]
Class 529-F-2[4]	Not applicable		—		—		—
Class 529-F-3[4]	Not applicable		—		—		—
Class R-1[1]	—	[2]	—	[2]	—	[2]	Not applicable
Class R-2[1]	—	[2]	—	[2]	—	[2]	Not applicable
Class R-2E1	—	[2]	—	[2]	—	[2]	Not applicable
Class R-3[1]	—	[2]	—	[2]	—	[2]	Not applicable
Class R-4[1]	—	[2]	—	[2]	—	[2]	Not applicable
Class R-5E1	Not applicable		—	[2]	—	[2]	Not applicable
Class R-5[1]	Not applicable		—	[2]	—	[2]	Not applicable
Class R-6[1]	Not applicable		—	[2]	—	[2]	Not applicable
Total class-specific expenses	$72		$105		$235		$1

[1]	This share class began investment operations on November 8, 2019.
[2]	Amount less than one thousand.
[3]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[4]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Miscellaneous fee reimbursements — Expense limitations have been imposed through at least January 1, 2024, to limit the Class F-3 total annual operating expense to 0.65% as a percentage of net assets.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $55,000 in the fund’s statement of operations reflects $54,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $6,318,000 and $5,888,000, respectively, which generated $1,139,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2020.

American Funds Global Insight Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A2	$41,971	2,642	$—		—		$(6,813)	(436)	$35,158	2,206
Class C2	2,492	153	—		—		(451)	(27)	2,041	126
Class M3	825	49	—		—		(713,043)	(42,646)	(712,218)	(42,597)
Class T2	10	1	—		—		—	—	10	1
Class F-1[2]	1,236	75	—		—		(257)	(16)	979	59
Class F-2[2]	43,787	2,773	—		—		(7,227)	(464)	36,560	2,309
Class F-3[3]	848,239	50,993	20,683		1,235		(74,366)	(4,663)	794,556	47,565
Class 529-A2	2,177	139	—	[4]	—	[4]	(393)	(23)	1,784	116
Class 529-C2	342	20	—	[4]	—	[4]	(27)	(2)	315	18
Class 529-E2	34	2	—	[4]	—	[4]	—	—	34	2
Class 529-T2	10	1	—	[4]	—	[4]	—	—	10	1
Class 529-F-1[2]	605	37	—	[4]	—	[4]	(607)	(36)	(2)	1
Class 529-F-2[5]	607	36	—		—		—	—	607	36
Class 529-F-3[5]	10	1	—		—		—	—	10	1
Class R-1[2]	25	1	—		—		— [4]	— [4]	25	1
Class R-2[2]	40	2	—		—		— [4]	— [4]	40	2
Class R-2E2	10	1	—		—		— [4]	— [4]	10	1
Class R-3[2]	66	4	—		—		— [4]	— [4]	66	4
Class R-4[2]	19	1	—		—		(1)	— [4]	18	1
Class R-5E2	11	1	—		—		— [4]	— [4]	11	1
Class R-5[2]	53	3	—		—		—	—	53	3
Class R-6[2]	969	55	—		—		(468)	(28)	501	27

Total net increase (decrease)	$943,538	56,990	$20,683		1,235		$(803,653)	(48,341)	$160,568	9,884
Year ended October 31, 2019
Class M	$104,700	6,985	$27,870		2,088		$(67,535)	(4,472)	$65,035	4,601

[1]	Includes exchanges between share classes of the fund.
[2]	This share class began investment operations on November 8, 2019.
[3]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[4]	Amount less than one thousand.
[5]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $265,021,000 and $131,255,000, respectively, during the year ended October 31, 2020.

20	American Funds Global Insight Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2020[5,6]	$16.72	$.10	$.41	$.51	$(.26)	$(.22)	$(.48)	$16.75	3.08%[7]		$37		.99%[8]		.99%[8]		.63%[8]
Class C:
10/31/2020[5,6]	16.72	(.02)	.44	.42	(.26)	(.22)	(.48)	16.66	2.47	[7]	2		1.68	[8]	1.68	[8]	(.11)[8]
Class T:
10/31/2020[5,6]	16.72	.14	.39	.53	(.26)	(.22)	(.48)	16.77	3.21	[7,9]	—	[10]	.94	[8,9]	.87	[8,9]	.86	[8,9]
Class F-1:
10/31/2020[5,6]	16.72	.11	.41	.52	(.26)	(.22)	(.48)	16.76	3.14	[7]	1		.95	[8]	.94	[8]	.68	[8]
Class F-2:
10/31/2020[5,6]	16.72	.15	.41	.56	(.26)	(.22)	(.48)	16.80	3.39	[7]	39		.66	[8]	.66	[8]	.90	[8]
Class F-3:
10/31/2020[11]	16.47	.18	.65	.83	(.27)	(.22)	(.49)	16.81	5.04		800		.62		.62		1.10
10/31/2019[11]	14.92	.22	2.21	2.43	(.18)	(.70)	(.88)	16.47	17.65		702		.64		.64		1.45
10/31/2018[11]	15.62	.22	(.16)	.06	(.21)	(.55)	(.76)	14.92	.25		567		.66		.65		1.38
10/31/2017[11]	12.65	.21	2.95	3.16	(.19)	—	(.19)	15.62	25.36		571		.73		.73	[12]	1.52
10/31/2016[11]	13.13	.20	(.08)	.12	(.18)	(.42)	(.60)	12.65	1.04		482		.86		.85		1.64
Class 529-A:
10/31/2020[5,6]	16.72	.10	.41	.51	(.26)	(.22)	(.48)	16.75	3.01	[7]	2		1.05	[8]	1.05	[8]	.62	[8]

See end of table for footnotes.

American Funds Global Insight Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
10/31/2020[5,6]	$16.72	$—	[13]	$.42	$.42	$(.26)	$(.22)	$(.48)	$16.66	2.52%[7]		$—	[10]	1.69%[8]		1.68%[8]		.01%[8]
Class 529-E:
10/31/2020[5,6]	16.72	.10		.39	.49	(.26)	(.22)	(.48)	16.73	2.96	[7,9]	—	[10]	1.10	[8,9]	1.10	[8,9]	.60	[8,9]
Class 529-T:
10/31/2020[5,6]	16.72	.13		.40	.53	(.26)	(.22)	(.48)	16.77	3.14	[7,9]	—	[10]	.99	[8,9]	.91	[8,9]	.82	[8,9]
Class 529-F-1:
10/31/2020[5,6]	16.72	.15		.40	.55	(.26)	(.22)	(.48)	16.79	3.32	[7,9]	—	[10]	.76	[8,9]	.75	[8,9]	.95	[8,9]
Class 529-F-2:
10/31/2020[5,14]	16.75	—		—	—	—	—	—	16.75	—		1		—		—		—
Class 529-F-3:
10/31/2020[5,14]	16.75	—		—	—	—	—	—	16.75	—		—	[10]	—		—		—
Class R-1:
10/31/2020[5,6]	16.72	.14		.42	.56	(.26)	(.22)	(.48)	16.80	3.33	[7,9]	—	[10]	1.02	[8,9]	.81	[8,9]	.85	[8,9]

See end of table for footnotes.

22	American Funds Global Insight Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-2:
10/31/2020[5,6]	$16.72	$.06	$.45	$.51	$(.26)	$(.22)	$(.48)	$16.75	3.05%[7,9]		$—	[10]	1.19%[8,9]		1.19%[8,9]		.37%[8,9]
Class R-2E:
10/31/2020[5,6]	16.72	.18	.39	.57	(.26)	(.22)	(.48)	16.81	3.44	[7,9]	—	[10]	.85	[8,9]	.64	[8,9]	1.09	[8,9]
Class R-3:
10/31/2020[5,6]	16.72	.11	.41	.52	(.26)	(.22)	(.48)	16.76	3.14	[7,9]	—	[10]	1.04	[8,9]	1.01	[8,9]	.71	[8,9]
Class R-4:
10/31/2020[5,6]	16.72	.16	.40	.56	(.26)	(.22)	(.48)	16.80	3.39	[7,9]	—	[10]	.89	[8,9]	.69	[8,9]	.98	[8,9]
Class R-5E:
10/31/2020[5,6]	16.72	.18	.39	.57	(.26)	(.22)	(.48)	16.81	3.45	[7]	—	[10]	.87	[8]	.61	[8]	1.11	[8]
Class R-5:
10/31/2020[5,6]	16.72	.16	.41	.57	(.26)	(.22)	(.48)	16.81	3.46	[7]	—	[10]	.73	[8]	.63	[8]	.94	[8]
Class R-6:
10/31/2020[5,6]	16.72	.03	.55	.58	(.27)	(.22)	(.49)	16.81	3.41	[7]	—	[10]	.71	[8]	.68	[8]	.16	[8]

	Year ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[15]	18%	22%	28%	20%	36%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of miscellaneous expenses for Class F-3 shares. In addition, during one of the periods shown, CRMC reimbursed a portion of the fund’s transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	This share class began investment operations on November 8, 2019.
[7]	Not annualized.
[8]	Annualized.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[12]	Reimbursement was less than 0.005%.
[13]	Amount less than $.01.
[14]	Class 529-F-2 and Class 529-F-3 shares began investment operations on October 30, 2020.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Global Insight Fund	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Global Insight Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Global Insight Fund (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the three years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the financial highlights for each of the two years in the period ended October 31, 2017) were audited by other auditors whose report dated December 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 10, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

24	American Funds Global Insight Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2020, through October 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Global Insight Fund	25

Expense example (continued)

	Beginning account value	Ending account value 10/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,104.16	$5.20	.98%
Class A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class C – actual return	1,000.00	1,100.47	8.84	1.67
Class C – assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class T – actual return	1,000.00	1,106.20	3.72	.70
Class T – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-1 – actual return	1,000.00	1,104.82	4.99	.94
Class F-1 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class F-2 – actual return	1,000.00	1,105.99	3.50	.66
Class F-2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-3 – actual return	1,000.00	1,106.65	3.29	.62
Class F-3 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-A – actual return	1,000.00	1,103.50	5.46	1.03
Class 529-A – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 529-C – actual return	1,000.00	1,100.39	8.84	1.67
Class 529-C – assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class 529-E – actual return	1,000.00	1,103.56	5.62	1.06
Class 529-E – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class 529-T – actual return	1,000.00	1,105.54	4.03	.76
Class 529-T – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-F-1 – actual return	1,000.00	1,106.06	3.93	.74
Class 529-F-1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class R-1 – actual return	1,000.00	1,105.34	4.88	.92
Class R-1 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-2 – actual return	1,000.00	1,103.42	6.95	1.31
Class R-2 – assumed 5% return	1,000.00	1,018.60	6.67	1.31
Class R-2E – actual return	1,000.00	1,106.65	3.13	.59
Class R-2E – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class R-3 – actual return	1,000.00	1,104.08	5.62	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class R-4 – actual return	1,000.00	1,105.99	3.50	.66
Class R-4 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5E – actual return	1,000.00	1,106.65	3.13	.59
Class R-5E – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class R-5 – actual return	1,000.00	1,106.65	3.29	.62
Class R-5 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-6 – actual return	1,000.00	1,105.99	3.61	.68
Class R-6 – assumed 5% return	1,000.00	1,021.78	3.47	.68

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	American Funds Global Insight Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2020:

Long-term capital gains	$9,512,000
Foreign taxes	$0.01 per share
Foreign source income	$0.15 per share
Qualified dividend income	100%
Corporate dividends received deduction	$5,335,000
U.S. government income that may be exempt from state taxation	$97,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

American Funds Global Insight Fund	27

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28	American Funds Global Insight Fund

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American Funds Global Insight Fund	29

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30	American Funds Global Insight Fund

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2019	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Vanessa C. L. Chang, 1952 Chairman of the Board (Independent and Non-Executive)	2019	Former Director, EL & EL Investments (real estate)	16	Edison International/ Southern California Edison; Sykes Enterprises; Transocean Ltd.
James G. Ellis, 1947	2019	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of California; former Director, First Descents	9	None
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired, 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Lecturer, UCLA Anderson School of Management	9	None
William D. Jones, 1955	2019	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John S. Armour, 1957 President and Trustee	2019	President – Private Client Services Division, Capital Bank and Trust Company[6]	9	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

American Funds Global Insight Fund	31

Officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Gerald Du Manoir, 1966 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]; Senior Vice President, Capital International Asset Management (Canada), Inc.[6]; Vice President, Capital Guardian (Canada), Inc.[6]
Gregory D. Fuss, 1959 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]; Senior Vice President – Private Client Services Division, Capital Bank and Trust Company[6]
William L. Robbins, 1968 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]
Steven T. Watson, 1955 Senior Vice President	2019	Partner – Capital International Investors, Capital International, Inc.[6]; Director, Capital International, Inc.[6]
Philip Winston, 1955 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital International Limited[6]; Senior Vice President, Capital International Limited[6]
Timothy W. McHale, 1978 Vice President	2019	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, American Funds Distributors, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2019	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2019	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Kyle J. Ilsley, 1980 Assistant Treasurer	2020	Assistant Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as an investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	American Funds Global Insight Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete October 31, 2020, portfolio American Funds Global Insight Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Insight Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Global Insight Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GIF

Registrant:

a) Audit Fees:
Audit	2019*	34,000
	2020	39,000

b) Audit-Related Fees:
	2019*	None
	2020	None

c) Tax Fees:
	2019*	None
	2020	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019*	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019*	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019*	None
	2020	15,000

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019*	None
	2020	8,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2019* and $31,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

*The 2019 amount represents audit fees for the fund that were previously included in the prior registrant. The fund reorganized and became its own registrant on 11/8/2019.

 ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL INSIGHT FUND

By __/s/ John S. Armour________________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ John S. Armour_____________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2020

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2020